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                                                                    EXHIBIT 99.7

                          NOTICE OF GUARANTEED DELIVERY

                                 WITH RESPECT TO
                        15.5% SUBORDINATED NOTES DUE 2013
                                       OF

                              MDP ACQUISITIONS PLC

                Pursuant to the Prospectus Dated          , 2003

         This form must be used by a holder of 15.5% Subordinated Notes due 2013 ("Notes") of MDP Acquisitions plc, an Irish public limited company (the "Issuer"), who wishes to tender Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in "Exchange Offers--Terms of Subordinated Notes Exchange Offer--Guaranteed Delivery Procedures" of the
Issuer's Prospectus, dated           , 2003 (the "Prospectus") and in
Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.

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 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. LONDON TIME,
 12:00 P.M. NEW YORK CITY TIME ON         2003 UNLESS EXTENDED (THE "EXPIRATION
 DATE").
 -----------------------------------------------------------------------------

                      Deutsche Bank Trust Company Americas
                             (the "Exchange Agent")

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BY OVERNIGHT COURIER OR REGISTERED/CERTIFIED MAIL:           BY HAND DELIVERY:
-------------------------------------------------            -----------------
DB Services Tennessee, Inc.                                  Deutsche Bank Trust Company Americas
Corporate Trust & Agency Services                            c/o The Depository Trust Clearing Corporation
Reorganization Unit                                          55 Water Street, 1st floor
648 Grassmere Park Road                                      Jeanette Park Entrance
Nashville, Tennessee 37211                                   New York, New York 10041

BY MAIL:                                                     FACSIMILE TRANSMISSION:
--------                                                     -----------------------
DB Services Tennessee, Inc.                                  DB Services Tennessee, Inc.
Reorganization Unit                                          (615) 835-3701
P.O. Box 292737
Nashville, Tennessee 37229-2737

FOR INFORMATION TELEPHONE:                                   CONFIRM BY TELEPHONE:
--------------------------                                   ---------------------
Deutsche Bank Trust Company Americas                         (615) 835-3572
(800) 735-7777
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             The Luxembourg Exchange Agent for the Exchange Offer is
        Deutsche Bank Luxembourg S.A., which may be contacted as follows:

                          Deutsche Bank Luxembourg S.A.
                           2 Boulevard Konrad Adenauer
                                L-1511 Luxembourg
                            Telephone: +352 42 12 21
                            Facsimile: +352 47 31 36

ALL COMMUNICATIONS RECEIVED BY THE LUXEMBOURG EXCHANGE AGENT WILL BE FORWARDED
                      TO THE EXCHANGE AGENT FOR PROCESSING.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

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         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

         The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

         The undersigned hereby tenders the Notes listed below:

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------------------------------------------------------------------ ------------------------- -------------------------
          Certificate Number(s) (if known) of Notes or               Aggregate Principal       Aggregate Principal
            Account Number at the Book-Entry Facility                 Amount Represented         Amount Tendered
------------------------------------------------------------------ ------------------------- -------------------------

------------------------------------------------------------------ ------------------------- -------------------------

------------------------------------------------------------------ ------------------------- -------------------------

------------------------------------------------------------------ ------------------------- -------------------------

------------------------------------------------------------------ ------------------------- -------------------------
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                            PLEASE SIGN AND COMPLETE
----------------------------------------------------------------------------------------------------------------------

Signatures of Registered Holder(s) or Authorized Signatory:  Date:______________, 2003

_____________________________________________________        Address: ____________________________________________

_____________________________________________________        _____________________________________________________

Name(s) of Registered Holder(s):_____________________        Area Code and Telephone No.__________________________

_____________________________________________________

_____________________________________________________

_____________________________________________________

_____________________________________________________

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         This Notice of Guaranteed Delivery must be signed by the Holder(s)
exactly as their name(s) appear on certificates for Notes or on a security position listing as the owner of Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)
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


Name(s):______________________________________________________________________________________________________

______________________________________________________________________________________________________________

Capacity:_____________________________________________________________________________________________________

Address(es): _________________________________________________________________________________________________

______________________________________________________________________________________________________________


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                                   GUARANTEE                     (NOT TO BE
USED FOR SIGNATURE GUARANTEE)
-------------------------------------------------------------------------------
        The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "Exchange Offers--Terms of Subordinated Notes Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., London time, 12:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

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
Name of Firm:________________________________________        _____________________________________________________
                                                             (Authorized Signature)
Address: ____________________________________________
                                                             Name: _______________________________________________
                                                                                  (Please Print)
_____________________________________________________
                    (Include Zip Code)                       Title: ______________________________________________

Area Code and Telephone No.__________________________
                                                             Dated:__________________________, 2003

------------------------------------------------------------ ---------------------------------------------------------
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    DO NOT SEND NOTES WITH THIS FORM. ACTUAL SURRENDER OF NOTES MUST BE MADE
     PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                                       5
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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the related Letter of Transmittal.

2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Notes referred to herein, the signature must correspond with the name(s) written on the face of the Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Notes, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

         If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

         If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person's authority to so act.

3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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